EXHIBIT 99.2
                                                                    ------------

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350



            In connection with the Quarterly Report of Hollywood Partners.com, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Valerie A. Broadbent, President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, aS adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  /s/   Valerie A. Broadbent
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Valerie A. Broadbent
President and
Chief Financial Officer
August 15, 2002